Illinova
Condensed Consolidated Statements of Income

                                         Three Months Ended                Nine Months Ended                Twelve Months Ended
                                            September 30,                   September 30,                      September 30,
                                      -------------------------      ----------------------------       ---------------------------
                                                      % Change                          % Change            As             % Change
                                                          Fav/                              Fav/          Restated            Fav/
                                       1999     1998    (Unfav)        1999       1998    (Unfav)          1999      1998    (Unfav)
                                       -----    -----   -------        -----      -----   -------          -----     -----   ------
                                         (Millions)                      (Millions)                           (Millions)
Operating Revenues
     Electric                         $385.9   $392.0      (2)%      $ 917.8    $ 973.1      (6)%       $1,168.9  $1,239.6     (6)%
     Electric interchange              247.7    285.1     (13)         397.9      494.1     (19)           461.0     528.3    (13)
     Gas                                42.7     38.2     (12)         211.0      204.6       3            294.2     292.6     (1)
     Diversified enterprises           224.5    108.0     108          401.8      274.2      47            489.0     439.9    (11)
                                      ------    -----                -------    -------                 --------  --------
       Total                           900.8    823.3      (9)       1,928.5    1,946.0      (1)         2,413.1   2,500.4     (3)
                                      ------    -----                -------    -------                 --------  --------

Operating Expenses
     Fuel for electric plants           77.8     73.4      (6)         189.2      183.0      (3)           256.4     251.5     (2)
     Power purchased                   199.1    317.7      37          297.5      644.2      54            388.5     706.5     45
     Gas purchased for resale           20.4     15.3     (33)         109.9      103.7      (6)           155.8     170.8      9
     Diversified enterprises           232.0    115.5    (101)         428.0      295.2     (45)           524.8     474.9    (11)
     Other operating and maintenance   169.6    133.0     (28)         428.4      364.7     (17)           601.6     492.4    (22)
     Depreciation and amortization      43.3     51.0      15          132.7      152.2      13            184.1     202.6      9
     Amortization of regulatory asset    1.5      -      (100)           9.2        -      (100)             9.2       -     (100)
     General taxes                      25.7     27.3       6           78.5      100.3      22            101.4     128.3     21
     Clinton plant impairment loss       -        -        -             -          -        -           2,666.9       -     (100)
                                      ------    -----                -------    -------                 --------  --------
       Total                           769.4    733.2      (5)       1,673.4    1,843.3       9          4,888.7   2,427.0    (88)
                                      ------    -----                -------    -------                 --------  --------

Operating Income (Loss)                131.4     90.1      46          255.1      102.7     148        (2,475.6)     73.4     -
                                      ------    -----                -------    -------                 --------  --------
Other Income
     Miscellaneous - net                 5.2      1.5      -            22.4        2.8     -               22.7       3.0     -
     Equity earnings in affiliates       3.5      2.8      25            6.9       11.7     (41)            17.7      18.1     (2)
                                      ------    -----                -------    -------                 --------  --------
       Total                             8.7      4.3     102           29.3       14.5     102             40.4      21.1     91
                                      ------    -----                -------    -------                 --------  --------

Income (Loss) Before Interest Charges
     and Income Taxes                  140.1     94.4      48          284.4      117.2     143         (2,435.2)     94.5     -
                                      ------    -----                -------    -------                 --------  --------

Interest Charges
     Interest expense                   51.6     36.8     (40)         141.5      109.3     (29)           178.2     144.8    (23)
     Allowance for borrowed funds
       used during construction         (0.8)    (1.5)    (47)          (4.0)      (3.8)      5             (3.4)     (5.4)   (37)
     Preferred dividend requirements
       of subsidiary                     4.7      5.0       6           14.4       14.9       3             19.3      20.0      4
                                      ------    -----                -------    -------                 --------  --------
       Total                            55.5     40.3     (38)         151.9      120.4     (26)           194.1     159.4    (22)
                                      ------  -------                -------    -------                 --------  --------

Income (Loss) Before Income Taxes       84.6     54.1      56          132.5       (3.2)     -          (2,629.3)    (64.9)    -
                                      ------    -----                -------    -------                 --------  --------

Income Taxes
     Income tax - impairment loss        -        -        -             -          -        -            (982.8)      -      100
     ITC - Clinton impairment            -        -        -             -          -        -            (160.4)      -      100
     Other income taxes                 33.9     27.5     (23)          55.9       (5.8)     -              19.4     (33.2)  (158)
                                      ------    -----                -------    -------                 --------  --------
       Total                            33.9     27.5     (23)          55.9       (5.8)     -          (1,123.8)  (33.2)     -
                                      ------    -----                -------    -------                 --------  --------

Net Income (Loss) Before
     Extraordinary Item                 50.7     26.6      91           76.6        2.6      -          (1,505.5)    (31.7)    -

Extraordinary Item Net of Income Tax
     Benefit of $118.0 Million           -        -        -             -          -        -               -      (195.0)  (100)
                                      ------    -----                -------    -------                 --------  --------
Net Income (Loss)                       50.7     26.6      91           76.6        2.6      -          (1,505.5)   (226.7)    -
     Carrying amount over (under)
       consideration paid for redeemed
       preferred stock of subsidiary     1.0      -       100            1.5        -       100              1.5      (0.9)    -
                                      ------    -----                -------    -------                 --------  --------

Net Income (Loss) Applicable
     to Common Stock                  $ 51.7   $ 26.6      94        $  78.1    $   2.6     -          $(1,504.0) $ (227.6)    -
                                      ======    =====                =======    =======                 ========  ========

Weighted average common shares          69.9     71.7                   69.9       71.7                     70.3      71.7

Earnings (loss) per common share before
     extraordinary item (basic
     and diluted)                      $0.74    $0.37                  $1.12      $0.04                  ($21.39)    ($0.45)

Extraordinary item per common share
     (basic and diluted)                -        -                      -          -                        -       ($2.72)

Earnings (loss) per common share
     (basic and diluted)               $0.74    $0.37                  $1.12      $0.04                  ($21.39)   ($3.17)

Cash dividends declared
     per common share                  $0.31    $0.31                  $0.93      $0.93                    $1.24     $1.24
Cash dividends paid
     per common share                  $0.31    $0.31                  $0.93      $0.93                    $1.24     $1.24

These statements are submitted as a matter of general information and are not intended to induce, or to be used in connection with, any sale or purchase of securities. These unaudited statements should be read in conjunction with Illinova's and Illinois Power Company's 1999 Quarterly Reports on Form 10-Q/A and Form 8-K and 8-K/A filings to the Securities and Exchange Commission, and Illinova and Illinois Power Company's 1998 Form 10-K/A filings to the Securities and Exchange Commission.